SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2000

COMPAQ COMPUTER CORPORATION (Exact Name of Registrant as Specified in its Charter)

Delaware	1-9026	76-0011617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20555 SH 249 Houston, Texas	77070
(Address of Principal Executive Offices)	(Zip Code)

(281) 370-0670
(Registrant's telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)

ITEM 4. Changes in Registrant's Certifying Accountant.

On February 24, 2000, the Board of Directors of Compaq Computer Corporation, on the recommendation of the Audit Committee, appointed Ernst & Young LLP as Compaq's independent accountants to audit its consolidated financial statements for the year ending December 31, 2000. The change in auditors was related to the Securities and Exchange Commission's investigation of PricewaterhouseCoopers LLP's independence violations. As a result of that investigation, representatives of the SEC asked Compaq to name new independent accountants for the 2000 audit. While none of the independence violations were determined to have impaired the independence of PricewaterhouseCoopers LLP with respect to any audit of Compaq's financial statements, Compaq's Audit Committee decided that it was in Compaq's best interest to not re-appoint PricewaterhouseCoopers LLP as the independent accountants of Compaq.

PricewaterhouseCoopers LLP has completed the audit of Compaq's consolidated financial statements for the year ended December 31, 1999, and Compaq has filed its Annual Report on Form 10-K with the SEC. The reports of P ricewaterhouseCoopers LLP on the financial statements for the years ended December 31, 1999 and 1998 contained no adverse opinions or disclaimers of opinion and have not been qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with its audits for the two most recent years and through February 24, 2000, there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

Compaq provided PricewaterhouseCoopers LLP with a copy of this disclosure and requested that PricewaterhouseCoopers LLP furnish us with a letter addressed to the SEC stating that PricewaterhouseCoopers LLP agrees with the above statements. The Price-waterhouseCoopers LLP letter addressed to the SEC is filed as Exhibit 16.1 to this Form 8-K/A. The news release announcing the new appointment is attached as Exhibit 99.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  Exhibits

Exhibit Number     Description

16.1          Letter of PricewaterhouseCoopers LLP regarding change in Registrant's certifying accountant

99             News Release dated February 24, 2000 is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPAQ COMPUTER CORPORATION

Dated: February 29, 2000	By: /s/ Linda S. Auwers Linda S. Auwers Vice President, Associate General Counsel and Secretary

Exhibit 16.1

[PricewaterhouseCoopers LLP Logo]

PricewaterhouseCoopers LLP
1201 Louisiana, Suite 2900
Houston, TX 77002-5678
Telephone (713) 356-4000
Facsimile (713) 356-4717

February 29, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Compaq Computer Corporation (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K/A report dated February 29, 2000. We agree with the statements concerning our Firm in such Form 8-K/A.

Very truly yours,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Exhibit 99

[Compaq Computer Corporation Logo] Compaq Computer Corporation Public Relations Department	P.O. Box 692000 Houston, Texas 77269-2000 Tel 281-514-0484 Fax 281-514-4583 http://www.compaq.com	News Release

FOR IMMEDIATE RELEASE

Compaq Appoints Ernst & Young As Independent Accountants

          HOUSTON, February 24, 2000 ¯ Compaq Computer Corporation (NYSE:CPQ) today reported that its Board of Directors appointed Ernst & Young LLP as Compaq's independent accountants, replacing PricewaterhouseCoopers. "Following an intensive search initiated by Compaq's Audit Committee, Ernst & Young emerged as the best organization to provide high quality audit services in our NonStop™ business environment," said Ben K. Wells, Vice President, Corporate Treasurer, and acting Chief Financial Officer.

          The company expects a smooth transition to the new auditors. There is no impact on Compaq's financial reports. All Compaq's financial reports, including the 1999 accounts, remain in full force and effect. Ernst & Young will be in place to review the Company's first quarter 2000 financial statements.

          Compaq stated that the change in auditors was related to the Securities and Exchange Commission's (SEC's) investigation of PricewaterhouseCoopers' independence violations. Compaq emphasized that there had been no determination that the independence of PricewaterhouseCoopers had been impaired with respect to any audit of Compaq's financial statements. Nevertheless, as a result of that investigation, representatives of the SEC asked Compaq to name new independent accountants and the Audit Committee of Compaq's Board of Directors determined it was appropriate to do so.

About Compaq

          Compaq Computer Corporation, a Fortune Global 100 company, is the largest supplier of computing systems in the world. Compaq designs, develops, manufactures and markets hardware, software, solutions, and services, including industry-leading enterprise computing solutions, fault-tolerant business-critical solutions, and communications products, commercial desktop and portable products, and consumer PCs for the NonStop™ Internet world.

          Compaq products and services are sold in more than 200 countries directly to businesses, through a network of authorized Compaq marketing partners, and directly to businesses and consumers through Compaq's e-commerce Web site at http://www.compaq.com. Compaq markets its products and services primarily to customers from the business, home, government, and education sectors. Customer support and information about Compaq and its products and services are available at http://www.compaq.com.

Compaq, Registered U.S. Patent and Trademark Office. Product names mentioned herein may be trademarks and/or registered trademarks of their respective companies. This release contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The potential risks and uncertainties that could cause actual results to differ materially include implementation of a new model of distribution; the failure of systems associated with order fulfillment; changes in product mix; inventory risks due to shifts in market demand; continued competitive factors and pricing pressures; market responses to pricing actions and promotional programs; volatility of certain equity investments; component shortages; and instability in developing countries that may affect operations. Further information on the factors that could affect Compaq's financial results are included in its SEC filings, including the latest annual report on Form 10-K, and the latest quarterly report on Form 10-Q.

For further information, contact:

Compaq Media Relations              Alan E. Hodel             281-518-8932     alan.hodel@compaq.com

Compaq Investor Relations           281-514-9549     OR    800-433-2391     investor.relations@compaq.com